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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 13, 1996


                      Advanta Mortgage Loan Trust 1996-2
            (Exact name of registrant as specified in its charter)


        New York                    33-95006               Application Pending

(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
     of Incorporation)             Number)               Identification  No.)

            c/o Advanta Mortgage Conduit                   92127
                   Services, Inc.
              Attention: Milton Riseman                 (Zip Code)
              16875 West Bernardo Drive
                San Diego, California
      (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (619) 674-1800

    500 Office Center Drive, Suite 400, Ft. Washington, Pennsylvania 19043
         (Former name or former address, if changed since last report)


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         Item 5.  Other Events

                  In connection with the offering of Advanta Mortgage Loan Trust 1996-2 Mortgage Loan Asset-Backed Certificates, Series 1996-2, described in a Prospectus Supplement dated as of May 13, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1996-2

                                    By:  Advanta Mortgage Conduit Services,
                                         Inc., as Sponsor


                                         By: S/ Mark Casale
                                            Name: Mark Casale
                                            Title: Vice-President


Dated:  May 13, 1996



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                                 EXHIBIT INDEX


Exhibit No.           Description                                Page No.
99.1                  Related Computational Materials (as           5
                      defined in Item 5 above).